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                           MAXWELL SHOE COMPANY INC.
------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                           JONES APPAREL GROUP, INC.
                             MSC ACQUISITION CORP.
------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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


       The following is a transcript of a conference call held by Jones Apparel Group, Inc. on May 26, 2004:

                          **************************

PRESENTATION
------------------------------------------------------------------------------
     OPERATOR

     Good morning, ladies and gentlemen, and welcome to the Jones Apparel Group conference call. All participants will be in a listen-only mode. There will be an opportunity for you to ask questions later in today's presentation. An operator will give instructions on how to ask your questions at that time. (OPERATOR INSTRUCTIONS) This conference is being recorded. If you have any objections, please let us know by pressing star, then zero, now. Hearing no objections, I would like to turn the conference over to Mr. Card.

------------------------------------------------------------------------------
     WESLEY CARD - JONES APPAREL GROUP, INC. - IR

     Good morning, everyone. I'm here with Peter Boneparth, Chief Executive Officer of Jones Apparel Group. On this call, we will be making forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995 about our business. These statements are based on current expectations of future events and of course are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. For a detailed discussion of these factors and uncertainties, I direct your attention to our annual report on Form 10-K for 2003 and to our other filings with the Securities and Exchange Commission. We do not undertake to publicly update or revise our forward- looking statements as a result of new information, future events or otherwise. With that having been said, let me now turn the call over to Peter Boneparth.

------------------------------------------------------------------------------
     PETER BONEPARTH - JONES APPAREL GROUP, INC. - PRESIDENT, CEO, AND DIRECTOR

     Good morning, everybody. We briefly wanted to discuss the press release we put out this morning. Again to clarify, we have increased our offer for the purchase of Maxwell Shoe to $22.50 per share in cash. We feel that at those levels, clearly from a Jones' perspective, which is the perspective that is most important to us, the acquisition remains consistent with our acquisition rationale, our criteria in terms of rates of return, our strategic reasons for doing the deal, and so forth.

We also want to use the opportunity, or I want to use the opportunity on this conference call to clarify as much as I could the text of the press release, which suggests where we are at this point. We believe where we are is as follows -- that really the scenarios from here forward are the following. We have offered $22.50 per share in cash. We do not intend to raise our offer for this company past $22.50 per share in cash, in the absence of having a meeting with management. However, the inference of meeting with management should not be that we will offer a higher price after meeting with management.

If we were able to meet with management, which obviously we have said from the beginning we would like to do, there is arguably a couple of pennies available if they can demonstrate value beyond $22.50. But the inference should not be drawn from that that simply by meeting with them, there will be a higher bid forthcoming. But again, you can absolutely be certain, other than the absence of meeting with management, we will not raise -- our intention today is not to raise our bid past $22.50.

Really, where we look at this today is it is largely in the hands of the shareholders of Maxwell at this point. Clearly, we have put forth an offer to try to get some quicker resolution to this tender offer process at a level that we think makes sense for us. We have said from the beginning that, as you know, we are an acquisitive company. We look at a range of opportunities. It is time for us as a company to try to draw a closure to this process. So on June 21, in the absence of any definitive friendly agreement with the company and the absence of any tendering of consents, tendering of shares and consent solicitations, our tender offer will expire and we will in fact move on to other opportunities that are before us.

So I think most of that is reflected in the press release, but we felt that it was important that you hear from management, if you will, the qualitative aspects of where we are, and I think at this point, I just want to open it up to questions.

QUESTION AND ANSWER


------------------------------------------------------------------------------
     OPERATOR

     Thank you. (OPERATOR INSTRUCTIONS) Bob Drbul of Lehman Brothers.

------------------------------------------------------------------------------
     BOB DRBUL - LEHMAN BROTHERS - ANALYST

     I just have a quick question. This has been a long process. At what point will you move on from it? At what point will you walk away from this and just move on to something else?

------------------------------------------------------------------------------
     PETER BONEPARTH - JONES APPAREL GROUP, INC. - PRESIDENT, CEO, AND DIRECTOR

     We're there, Bob. Again, just to reiterate from a process standpoint, on June 21, if shares have not been tendered and we have not entered into a friendly deal with management and consent solicitations have not been given to us to obviously vote our Board of Directors, then we will move on. $22.50 per share represents, we believe, the appropriate value for both Maxwell and Jones shareholders. So I guess to answer your question, June 21 is really the day from our perspective in terms of process.

------------------------------------------------------------------------------
     BOB DRBUL - LEHMAN BROTHERS - ANALYST

     Okay, thank you.

------------------------------------------------------------------------------
     OPERATOR

     Jeff Edelman of UBS.

 ------------------------------------------------------------------------------
     JEFF EDELMAN - UBS WARBURG - ANALYST

     Thank you, good morning. Just one question, Peter. Assuming you do get the tender on June 21, when is a realistic time we can look at a closing and inclusion in your numbers?

------------------------------------------------------------------------------
     PETER BONEPARTH - JONES APPAREL GROUP, INC. - PRESIDENT, CEO, AND DIRECTOR

     Our sense, Jeff, is that basically we would be able to move towards a closing sometime in July. So you're looking at basically included of (ph) our numbers, fundamentally, for most of the back half of this year.

------------------------------------------------------------------------------
     JEFF EDELMAN - UBS WARBURG - ANALYST

     Okay, thank you.

------------------------------------------------------------------------------
     OPERATOR

     Gavin Martin (ph) of CSFB.

------------------------------------------------------------------------------
     GAVIN MARTIN - CREDIT SUISSE FIRST BOSTON - ANALYST

     Just trying to get a feeling for if you had actually discussed your offer with shareholders and got an understanding of where they would think value would be for them?

------------------------------------------------------------------------------
     PETER BONEPARTH - JONES APPAREL GROUP, INC. - PRESIDENT, CEO, AND DIRECTOR

     No, we have not at this point. Obviously, I think we have only heard from the stock market, which is obviously the price of the stock, where it is today. But we have not had direct discussions with the shareholder base.

------------------------------------------------------------------------------
     GAVIN MARTIN - CREDIT SUISSE FIRST BOSTON - ANALYST

     Okay. And just to reconfirm, in terms of so far the correspondence with the management is the only communications between your company and Maxwell Shoe?

------------------------------------------------------------------------------
     PETER BONEPARTH - JONES APPAREL GROUP, INC. - PRESIDENT, CEO, AND DIRECTOR

     That is correct.

------------------------------------------------------------------------------
     GAVIN MARTIN - CREDIT SUISSE FIRST BOSTON - ANALYST

     Why do you actually think they've been holding out for as long as they have, because it seems like your offer was way above where the market was. It just seems strange that they hadn't wanted to come to the table. Do you understand what their motivations are?

------------------------------------------------------------------------------
     PETER BONEPARTH - JONES APPAREL GROUP, INC. - PRESIDENT, CEO, AND DIRECTOR

     I can't speculate on their motive. From our perspective, it's very clear from the time that we purchased the Anne Klein Companies that obviously this presented a tremendous windfall to their stock. That is not to undermine the abilities of current management, but clearly, if you look at the way the stock has traded from the time we got interested in purchasing Anne Klein, there has obviously been a tremendous step up in value for Maxwell shareholders.

------------------------------------------------------------------------------
     GAVIN MARTIN - CREDIT SUISSE FIRST BOSTON - ANALYST

     The other thing which I was trying to get to was in terms of is this offer conditional on their not paying a dividend? Because currently they have a lot of cash on their balance sheet.

------------------------------------------------------------------------------
     PETER BONEPARTH - JONES APPAREL GROUP, INC. - PRESIDENT, CEO, AND DIRECTOR

     Yes, it is conditional on that.

------------------------------------------------------------------------------
     GAVIN MARTIN - CREDIT SUISSE FIRST BOSTON - ANALYST

     Thank you.

------------------------------------------------------------------------------
     OPERATOR

     (OPERATOR INSTRUCTIONS) Liz Dunn of Prudential.

------------------------------------------------------------------------------
     LIZ DUNN - PRUDENTIAL SECURITIES - ANALYST

     Have you put other deals on hold as a result of contemplating this deal?

------------------------------------------------------------------------------
     PETER BONEPARTH - JONES APPAREL GROUP, INC. - PRESIDENT, CEO, AND DIRECTOR

     Not at all. Obviously, we never comment on where we are from a transaction standpoint. But what we would say, Liz, is what we have always said, is that there are always opportunities that we're looking at. Fortunately, we have tremendous capability internally to continue to look at a number of things. Having said that, we have reached a point from our perspective that we wanted to draw closure to this particular exercise one way or another.

------------------------------------------------------------------------------
     LIZ DUNN - PRUDENTIAL SECURITIES - ANALYST

     And then last time you spoke to us about this specifically, you said that you might contemplate terming out some debt to pay for the acquisition. Are you still thinking about that and what sort of rate should we be using?

------------------------------------------------------------------------------
     WESLEY CARD - JONES APPAREL GROUP, INC. - IR

     Liz, this is Wes. We have ample capacity, more than ample capacity under our bank package at this point to do the transaction, where we've got our cost of about 2 percent in terms of financing. Given the credit markets, it's something we will evaluate at the time. If we should bring this deal to consummation, we would certainly look that as well. The deal is not contingent on securing that kind of financing. I think on a ten-year note, we're probably looking at 5.5 percent, should we go that route.

I think following up on your first question, as we have said publicly, Jones, after this transaction, will be at about a 10 to 12 percent debt to capitalization ratio at the end of the year, with well over $1 billion of available bank financing. So we are in an excellent position financially to do this transaction, as well as other significant transactions should they come up.

------------------------------------------------------------------------------
     LIZ DUNN - PRUDENTIAL SECURITIES - ANALYST

     Okay, great. Thank you.

------------------------------------------------------------------------------
     OPERATOR

     Julie Lerner of Metropolitan Capital.

------------------------------------------------------------------------------
     JULIE LERNER - METROPOLITAN CAPITAL - ANALYST

     Do you have any indication at what price Maxwell would sell their shares to?

------------------------------------------------------------------------------
     PETER BONEPARTH - JONES APPAREL GROUP, INC. - PRESIDENT, CEO, AND DIRECTOR

     I'm sorry. I didn't hear the question.

------------------------------------------------------------------------------
     JULIE LERNER - METROPOLITAN CAPITAL - ANALYST

     Do you have any idea at what price Maxwell would be willing to take an offer, at what share price?

------------------------------------------------------------------------------
     PETER BONEPARTH - JONES APPAREL GROUP, INC. - PRESIDENT, CEO, AND DIRECTOR

     Not at all.

------------------------------------------------------------------------------
     JULIE LERNER - METROPOLITAN CAPITAL - ANALYST

     You mean you haven't had that discussion with the company?

------------------------------------------------------------------------------
     PETER BONEPARTH - JONES APPAREL GROUP, INC. - PRESIDENT, CEO, AND DIRECTOR

     I think, in fact, the company has publicly stated a number of times that they have no interest in talking to us.

------------------------------------------------------------------------------
     JULIE LERNER - METROPOLITAN CAPITAL - ANALYST

     Okay, great. Thank you.

------------------------------------------------------------------------------
     OPERATOR

     Todd Mason of Alpine Associates.

------------------------------------------------------------------------------
     TODD MASON - ALPINE ASSOCIATES - ANALYST

     Question is already asked and answered.

------------------------------------------------------------------------------
     OPERATOR

     Margaret Mager of Goldman Sachs.

------------------------------------------------------------------------------
     MARGARET MAGER - GOLDMAN SACHS - ANALYST

     First of all, Peter, could you -- besides the Anne Klein license, is there anything else about Maxwell that you find particularly attractive strategically? And if you could remind us, what are you looking for in your acquisition strategy, with not just this company but all companies and going forward? I also have a third question.

------------------------------------------------------------------------------
     PETER BONEPARTH - JONES APPAREL GROUP, INC. - PRESIDENT, CEO, AND DIRECTOR

     From a Maxwell perspective, when we look at the portfolio, they have certainly Anne Klein is the one we have talked about, representing, I guess, 35 percentish of their business. And the reasons for wanting to own that are obvious. But frankly, Margaret, beyond that, we think there's some very interesting underdeveloped opportunities in that portfolio -- Joan & David, Circa Joan &

David clearly are opportunities that we feel that we could do a very good job with. We like their penetration in the mid-tier channel with Mootsies Tootsies. So when you put all that together, it really is not just about Anne Klein.

The other thing which we said, I believe, is that the footwear industry is behind the apparel industry in terms of rationalization and consolidation. We clearly are the biggest platform in this business. We have the opportunity to leverage our platform in a number of ways across different brands and different products -- or different distribution channels. So this also fits very well with that. Generally, the transaction -- again, if you think about the criteria, we put that slide up that you have seen so many times -- it's about brand or product differentiation; it's about creating better differentiation by distribution channel; it's obviously about meeting our financial metrics; and it is about something we can leverage our core competency in. So it really fits pretty well with everything that we have said.

I guess the one bullet point historically has been that clearly we have always used acquisitions as an opportunity to acquire talent, and just so we are clear from the beginning, my first discussion with Mark Cocozza was clearly we would prefer to own Maxwell Shoe and have Mark join us. The reality is since this is so close to what we do and Rhonda has so much capability in the footwear part of the business, we are comfortable in this case going forward without, arguably, the most senior management. We do believe at the end of the day a large portion of the talent of Maxwell will end up at the Jones Apparel Group, at the places where it matters most, design and marketing and sales and so forth.

------------------------------------------------------------------------------
     MARGARET MAGER - GOLDMAN SACHS - ANALYST

     And then the customer habits (ph) -- well, since you brought up Joan & David, do they have any licenses outstanding for apparel right now?

------------------------------------------------------------------------------
     PETER BONEPARTH - JONES APPAREL GROUP, INC. - PRESIDENT, CEO, AND DIRECTOR

     No. Not to my knowledge.

------------------------------------------------------------------------------
     MARGARET MAGER - GOLDMAN SACHS - ANALYST

     And just curious, how do you think this is going to impact your working relationship with them as a licensee, given that you are not even on speaking terms right now, and it is an important licensee for the Anne Klein brand?

------------------------------------------------------------------------------
     PETER BONEPARTH - JONES APPAREL GROUP, INC. - PRESIDENT, CEO, AND DIRECTOR

     I think it's an unfair characterization to say we are not on speaking terms. From a transaction standpoint, there has obviously been a process that's been followed. The business, as it has been reflected in Maxwell's results, couldn't be stronger. The process which we go through in terms of approving product is working smoothly. In many cases, frankly -- it is not dissimilar to our ability to divorce ourselves in the Lauren matter from running Polo Jeans. We have businesses to run. They are being run profitably and professionally. So I don't see any negative byproduct, no matter what the outcome would be of our relationship in the Anne Klein business.

------------------------------------------------------------------------------
     JULIE LERNER - METROPOLITAN CAPITAL - ANALYST

     Okay. And I haven't talked to you since you reorganized your jeans area, but did the management from l.e.i. leave the Company?

------------------------------------------------------------------------------
     PETER BONEPARTH - JONES APPAREL GROUP, INC. - PRESIDENT, CEO, AND DIRECTOR

     You have talked to us. That was basically about six months ago.

------------------------------------------------------------------------------
     MARGARET MAGER - GOLDMAN SACHS - ANALYST

     Okay. Well, I haven't brought that up.

------------------------------------------------------------------------------
     PETER BONEPARTH - JONES APPAREL GROUP, INC. - PRESIDENT, CEO, AND DIRECTOR

     We've made substantial and positive changes. Most importantly I think at the operating level, we now have presidents in the l.e.i. and Polo Jeans business. Basically, the way our denim core structure, we have Isaac Dabah, who is Group Head of Denim, you have Gloria Vanderbilt, l.e.i. and Polo Jeans presidents reporting up to him. So yes, we are way beyond that, and --

------------------------------------------------------------------------------
     MARGARET MAGER - GOLDMAN SACHS - ANALYST

     But Mel left, right?

------------------------------------------------------------------------------
     PETER BONEPARTH - JONES APPAREL GROUP, INC. - PRESIDENT, CEO, AND DIRECTOR

     Mel is no longer there, but Susan, his wife, has continued to be active in design.

------------------------------------------------------------------------------
     MARGARET MAGER - GOLDMAN SACHS - ANALYST

     That's what I wanted to know. Thank you, Peter.

------------------------------------------------------------------------------
     OPERATOR

     Dan Fein (ph) of Millennium Partners.

------------------------------------------------------------------------------
     DAN FEIN - MILLENNIUM PARTNERS - ANALYST

     Peter, you mentioned that if Maxwell management agrees to speak with you, that it's possible you may raise your offer slightly, if management is able to demonstrate where additional value lies. I'm just wondering if the consent solicitation is successful and the new board is seated, is it your intention that the new board will accept $22.50 or will the new board still be in a position to demonstrate additional value and negotiate a potentially higher price?

------------------------------------------------------------------------------
     PETER BONEPARTH - JONES APPAREL GROUP, INC. - PRESIDENT, CEO, AND DIRECTOR

     I assume the new Board is going to have a fiduciary responsibility to act in the best interest of the Maxwell shareholders, and I have no idea what conclusion they independently would reach. But clearly, just as if we would reach out to meet with existing management board, we would certainly reach out to meet with that board as well.

------------------------------------------------------------------------------
     DAN FEIN - MILLENNIUM PARTNERS - ANALYST

     Okay, thank you.

------------------------------------------------------------------------------
     OPERATOR

     Raj Venkataraman of Colden Capital.

------------------------------------------------------------------------------
     JACK SCHNEIDER - COLDEN CAPITAL - ANALYST

     This is Jack Schneider (ph). I work with Raj Venkataraman (indiscernible). I just have a couple of comments for you. We are one of the shareholders of Maxwell, and we're going to give you our answer now, as the expression goes. You should just drop your proposal tonight, drop the solicitation and go away, because $22.50 is not close. You know it, we know it, everyone knows it. They are going to earn $1.30 this year. They have $6 of excess cash on the balance sheet. It is not close.

------------------------------------------------------------------------------
     PETER BONEPARTH - JONES APPAREL GROUP, INC. - PRESIDENT, CEO, AND DIRECTOR

     Is there a question in there?

------------------------------------------------------------------------------
     JACK SCHNEIDER - COLDEN CAPITAL - ANALYST

     The question is people have asked you why think Maxwell is not talking to you. Why would Maxwell talk to you? If you were in Maxwell's shoes, you wouldn't talk to this company.

------------------------------------------------------------------------------
     PETER BONEPARTH - JONES APPAREL GROUP, INC. - PRESIDENT, CEO, AND DIRECTOR

     You know what? You are a shareholder in Maxwell. You're clearly much close to what their motivations may or may not be.

------------------------------------------------------------------------------
     JACK SCHNEIDER - COLDEN CAPITAL - ANALYST

     No, I'm not closer to it. I can just look at their balance sheet and look at their earnings. They have $6 of excess cash. They are going to earn $1.30 this year. The comps trade at 16.5 to 17 times earnings. Why would we sell our stock to you at this price?

------------------------------------------------------------------------------
     PETER BONEPARTH - JONES APPAREL GROUP, INC. - PRESIDENT, CEO, AND DIRECTOR

     If that's the consensus then you won't and you'll be independent shareholders of Maxwell. That's obviously your prerogative.

------------------------------------------------------------------------------
     JACK SCHNEIDER - COLDEN CAPITAL - ANALYST

     It is. My recommendation is you drop the proposal tonight.

------------------------------------------------------------------------------
     OPERATOR

     Mitch Norden (ph).

------------------------------------------------------------------------------
     MITCH NORDEN ANALYST

     Wondering if you can talk a little bit about the financial metrics as they are affected. I show there being less than 0.5 percent effect to your earnings by this increase in the bid. Can you go through that?

------------------------------------------------------------------------------
     PETER BONEPARTH - JONES APPAREL GROUP, INC. - PRESIDENT, CEO, AND DIRECTOR

     We haven't given any guidance in terms of our earnings. We do not, as a matter of policy, talk about accretion until the deal is consummated. We have said the deal is slightly accretive, and at this price, we would maintain that position.

------------------------------------------------------------------------------
     MITCH NORDEN ANALYST

     In fact, I show it being maybe a penny a share change to your earnings based on this increase. And I guess my question is based upon that, why not increase the bid to a more realistic level that you can actually get more shares tendered? The time that you would save would, I think, make everyone a little bit more happy. Is there any reason why it is taking this long a period of time to increase the bid?

------------------------------------------------------------------------------
     WESLEY CARD - JONES APPAREL GROUP, INC. - IR

     When we look at the price, as Peter said earlier, believe this is a very full and fair valuation of the company. When you strip the cash out of the share price, the valuations and multiples are consistent or higher than industry peers and ours. It is a much higher multiple than we have paid for an acquisition historically in terms of a multiple on EBITDA. And the return on invested capital is right at the minimum requirement that we have in terms of making acquisitions. So when we look at all of that and put it all together and, going back to the earlier comment, we believe it will be slightly accretive. We believe it is a full and fair price, so that's where we are at, and we really don't have any further comment.

------------------------------------------------------------------------------
     MITCH NORDEN ANALYST

     When you say full and fair price, you started the call out saying that you are willing to increase the bid if you meet with management and hear the right things. So you are asking us to tender our shares and give you our consents, while at the same time you are saying, well, maybe we have more money. So it's unclear to me what you're really offering here.

------------------------------------------------------------------------------
     PETER BONEPARTH - JONES APPAREL GROUP, INC. - PRESIDENT, CEO, AND DIRECTOR

     Let me be very, very clear, because I'm going to try to do this in as plain a English as possible. We will not intend to offer any higher price than $22.50 without meeting with management. If we met with management -- just so we're all clear -- is arguably --okay -- and that's a very important word -- we have a couple of pennies left to discuss with management about increasing value. However, that is not to infer that that is an automatic slam dunk, because a case would have to be made in our mind by management why there would be more pennies available in this transaction. So we are very clear on this.

Irrespective -- everybody's perception of value here is obviously a different thing. What we're telling you today is what our perception of value is for Jones Apparel Group shareholders. You as Maxwell shareholders will obviously have to make a decision -- at the end of the day, are you better off at these values or letting this company remain independent and create value over time? I cannot answer that question for you.

------------------------------------------------------------------------------
     MITCH NORDEN ANALYST

     But you cannot tell us whether those couple of pennies could be 50 cents or a dollar. It's unclear to us, if we give you our consent, what it is you plan on paying.

------------------------------------------------------------------------------
     PETER BONEPARTH - JONES APPAREL GROUP, INC. - PRESIDENT, CEO, AND DIRECTOR

     I can tell you that it won't be one dollar and pennies means virtually pennies.

     MITCH NORDEN ANALYST
------------------------------------------------------------------------------

     Less than a quarter?

------------------------------------------------------------------------------
     PETER BONEPARTH - JONES APPAREL GROUP, INC. - PRESIDENT, CEO, AND DIRECTOR

     I am not going to get into that discussion at this point.

------------------------------------------------------------------------------
     MITCH NORDEN ANALYST

     Great, thanks very much.

------------------------------------------------------------------------------
     OPERATOR

     (OPERATOR INSTRUCTIONS) Ted Wachtel (ph) of Millennium Partners.

------------------------------------------------------------------------------
     TED WACHTEL - MILLENNIUM PARTNERS - ANALYST

     Why do this as a cash deal? Obviously, you are doing it as a cash deal because you are stealing the company. Why not give shareholders the option of taking Jones stock?

------------------------------------------------------------------------------
     PETER BONEPARTH - JONES APPAREL GROUP, INC. - PRESIDENT, CEO, AND DIRECTOR

     You know what? Our offer is all cash. It's obviously -- we look at our world from what's best for Jones shareholders. Clearly, we believe -- you heard our cost of capital. You understand why we would pay all cash at this point.

------------------------------------------------------------------------------
     TED WACHTEL - MILLENNIUM PARTNERS - ANALYST

     But basically, you're freezing us out of any future synergies that you are going to achieve. We think that it makes compelling sense for you, even at higher numbers than you are talking about. I would at least like the opportunity to participate in the upside that I think you're going to achieve via this acquisition should it succeed.

------------------------------------------------------------------------------
     PETER BONEPARTH - JONES APPAREL GROUP, INC. - PRESIDENT, CEO, AND DIRECTOR

     And I would urge you, if this happens, to take your cash proceeds and invest in Jones stock.

------------------------------------------------------------------------------
     TED WACHTEL - MILLENNIUM PARTNERS - ANALYST

     Thanks.

------------------------------------------------------------------------------
     OPERATOR

     Mr. Boneparth, Mr. Card, at this time, there do not appear to be any further questions.

------------------------------------------------------------------------------
     WESLEY CARD - JONES APPAREL GROUP, INC. - IR

     Okay. Thanks, everybody, for listening. Have a great day.

------------------------------------------------------------------------------
     OPERATOR

     Thank you. The conference has ended. You may disconnect your lines.


                          **************************

                             IMPORTANT INFORMATION

Investors and security holders are urged to read the disclosure documents filed with the Securities and Exchange Commission (the "SEC") from time to time, including the tender offer statement filed on March 23, 2004 and the supplement to the tender offer statement filed on May 26, 2004, regarding the tender offer by MSC for all the outstanding shares of Class A Common Stock, together with the associated preferred stock purchase rights, of Maxwell. Investors and security holders may obtain a free copy of the disclosure documents (when they are available) and other documents filed by Jones or MSC with the SEC at the SEC's website at www.sec.gov. In addition, documents filed with the SEC by Jones or MSC may be obtained free of charge from Jones by directing a request to Jones Apparel Group, Inc., 250 Rittenhouse Circle, Keystone Park, Bristol, Pennsylvania 19007, Attention: Chief Operating and Financial Officer.

Jones filed a definitive consent solicitation statement on April 21, 2004 with the SEC. Investors and security holders may obtain a free copy of the definitive consent solicitation statement and other documents filed by Jones or MSC with the SEC at the SEC's website at www.sec.gov. In addition, documents filed with the SEC by Jones or MSC may be obtained free of charge from Jones by directing a request to Jones Apparel Group, Inc., 250 Rittenhouse Circle, Keystone Park, Bristol, Pennsylvania 19007, Attention:
Chief Operating and Financial Officer.

                  CERTAIN INFORMATION CONCERNING PARTICIPANTS

Jones, MSC and, in each case, certain of its officers, directors and nominees for the directorships of Maxwell, among others, may be deemed to be participants in the solicitation of Maxwell's stockholders. The security holders of Maxwell may obtain information regarding the names, affiliations and interests of individuals who may be participants in the solicitation of Maxwell's stockholders in the definitive consent solicitation statement filed by Jones with the SEC on Schedule 14A on April 21, 2004.